UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 19, 2023

Date of Report (Date of earliest event reported)

PRINCETON BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41589	88-4268702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

183 Bayard Lane, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

(609) 921-1700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered or to be registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BPRN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 19, 2023, Princeton Bancorp, Inc., a Pennsylvania corporation (the “Registrant”), issued a press release announcing the completion of the Noah Transactions (as defined below). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

On May 19, 2023, The Bank of Princeton (“TBOP”), a New Jersey chartered bank and wholly owned subsidiary of the Registrant, completed its previously announced acquisition of Noah Bank, a Pennsylvania chartered bank (“Noah”), pursuant to that certain Agreement and Plan of Merger, dated October 19, 2022 (the “Merger Agreement”), by and between TBOP and Noah. As of March 31, 2023, Noah had approximately $241.6 million in assets, $193.1 million in deposits and $35.3 million of shareholders’ equity. In accordance with the terms of the Merger Agreement, effective as of May 19, 2023, (a) TBOP Acquisition Company, a Pennsylvania corporation and wholly owned subsidiary of TBOP, merged with and into Noah (the “Initial Merger”), with Noah as the surviving bank in the Initial Merger as a wholly owned subsidiary of TBOP, and (b) immediately following the completion of the Initial Merger, Noah merged with and into TBOP, with TBOP as the surviving bank (the “Bank Merger” and, together with the Initial Merger, the “Noah Transactions”). At the effective time of the Initial Merger, the former Noah shareholders became entitled to receive $6.00 in cash, for each outstanding share of Noah common stock.

The foregoing description of the Merger Agreement and the Noah Transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

2.1	Agreement and Plan of Merger, dated October 19, 2022, by and between The Bank of Princeton and Noah Bank

99.1	Press Release, dated May 19, 2023, of Princeton Bancorp, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON BANCORP. INC.
Dated: May 19, 2023

	By:	/s/ Daniel J. O’Donnell
Daniel J. O’Donnell
Executive Vice President, Chief Operating Officer and General Counsel